Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

MPOWER Financing, PBC
1101 Connecticut Avenue NW #900
Washington, DC 20036

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of student loans in connection with the proposed offering of MPOWER Education Trust 2025-A.  MPOWER Financing, PBC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 12, 2025, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business February 28, 2025, with respect to 14,667 student loans (the “Initial Statistical Data File”).  At the Company’s instruction, we randomly selected 100 student loans contracts (the “Sample Loans”) from the Initial Statistical Data File.

Further, on April 1, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the unsecured, auto and mortgage FDTI for each of the Sample Loans. At the instruction of the Company, we appended the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File.  The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics
1.	MPOWER Loan Id (for information purposes only)	18.	Original interest rate
2.	Borrower ID (for information purposes only)	19.	Risk based tiers
3.	Stem/Business/Others	20.	Total payment term
4.	Grad/Undergrad	21.	Total amortization term
5.	Degree	22.	Product
6.	University	23.	Maturity date
7.	Major	24.	Total disbursements
8.	School state	25.	Enrollment status
9.	Citizenship country	26.	Principal balance
10.	School country	27.	Current interest rate
11.	FICO (US)	28.	Days past due
12.	FICO (CA)	29.	Status
13.	Nova credit score	30.	Grace flag
14.	Unsecured FDTI	31.	Remaining total payment term
15.	Unsecured, auto and mortgage FDTI	32.	Remaining amortization term
16.	First disbursement date	33.	Number of payments to repayment
17.	Annual percentage rate

We compared Characteristics 3. through 19. to the corresponding information set forth on or derived from queries from the Company’s origination system (collectively, the “Origination System Query”) delivered by the Company on March 25, 2025.

We compared Characteristics 20. and 21. to the corresponding information set forth on the “Payment Schedule.”

We compared Characteristics 22. through 33. to the corresponding information set forth on queries from the Company’s servicing system as of February 28, 2024 (collectively, the “Servicing System Query”) delivered by the Company on March 25, 2025.

The student loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 10, 2025